ASTON/River Road Long-Short Fund

Summary Prospectus – March 3, 2014	Ticker: Class N–ARLSX, Class I–ALSIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.astonfunds.com/forms-prospectuses. You can also get this information at no cost by calling 800-992-8151 or by sending an e-mail to contactfunds@astonasset.com. The Fund’s prospectus and statement of additional information, each dated February 28, 2014, are incorporated by reference to this summary prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to provide absolute return while minimizing volatility over a full market cycle.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares		Class I Shares(c)
Management Fees	1.20%		1.20%
Distribution and Service (12b-1) Fees	0.25%		None
Other Expenses
Other Operating Expenses	0.41	%(a)	0.41	%(a)
Dividend and Interest Expense on Short Sales	0.68	%(a)	0.68	%(a)
Total Other Expenses	1.09	%(a)	1.09	%(a)
Acquired Fund Fees and Expenses	0.05%		0.05%
Total Annual Fund Operating Expenses	2.59%		2.34%
Fee Waiver and/or Expense Reimbursement	(0.16	)%(b)	(0.16	)%(b)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.43	%(b)	2.18	%(b)
(a)	Other expenses include dividends or interest on short sales of securities, which are paid to the lender of a security, and stock loan fees, which are paid to the prime broker.
(b)

The investment adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses, not including investment-related costs (such as brokerage commissions), interest, taxes, extraordinary expenses and acquired fund fees and expenses and dividend and interest expenses related to short sales, through February 28, 2015, to the extent that operating expenses exceed 1.70% of the Fund’s average daily net assets with respect to Class N shares and 1.45% of the Fund’s average daily net assets with respect to Class I shares (“Operating Expense Limit”). Prior to February 28, 2015, the arrangement may be amended or terminated for a class only by a vote of the Board of Trustees of the Trust. For a period of up to three years from the end of the fiscal year during which fees were waived or expenses were reimbursed, the investment adviser is entitled to be reimbursed by the Fund for such fees waived and expenses reimbursed from commencement of operations through the completion of the first three full fiscal years to the extent that the Fund’s Total Annual Operating Expenses for a class, not including investment related costs (such as brokerage commissions), interest, taxes, extraordinary expenses, acquired fund fees and expenses, remains at or below the Operating Expense Limit after such reimbursement.

(c)

Class I share ratios are estimated for the current fiscal year and are different from those reflected in the financial highlights included in the prior year-end annual report due to the class commencing operations in the middle of the fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and expenses were capped for one year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$246	$790	$1,361	$2,913
Class I Shares	221	715	1,236	2,664

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 291.36%.

Aston Funds	1	Summary Prospectus

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by taking long and short positions in equity securities. The Fund’s portfolio managers believe that a combination of long and short positions may provide positive returns through a complete market cycle and may offer reduced risk. The allocation between long and short positions is a result of the fundamental investment process. The Fund does not intend to be market neutral and anticipates that it will normally hold a higher percentage of its assets in long positions (i.e., the Fund will be “net long”). The Fund’s long and short equity investments consist primarily of domestic common stock and real estate investment trusts (“REITs”) but may also include other types of equity such as foreign stock, preferred stock and convertible securities. The Fund may use instruments such as exchange-traded funds (“ETFs”), options, futures and other index-based investments to manage its exposure between long and short positions. Derivative use, if any, is expected to consist primarily of put and call options on securities. Cash is a residual of the investment process. When the portfolio manager is unable to find investment opportunities that meet the Fund’s criteria, the Fund’s cash balances may increase. The Fund is classified as non-diversified.

In selecting both long and short positions, the portfolio managers employ a value-driven, bottom-up approach. When the Fund takes a long position, it purchases a stock outright. The Fund takes long positions in securities that the portfolio managers believe will rise in value. For long positions, the portfolio managers seek to identify companies they believe have certain characteristics including:

■	Priced at a discount to absolute value
■	Attractive business model
■	Shareholder-oriented management
■	Financial strength
■	Undiscovered, under-followed, misunderstood

The Fund takes short positions in securities that the portfolio managers believe will go down in value. For short positions, the portfolio managers seek to identify companies they believe have certain characteristics including:

■	Priced at a premium to absolute value
■	Unattractive business model
■	Financial weakness
■	Poor shareholder-orientation
■	Unrealistic expectations
■	Avoiding strong momentum

When the Fund takes a short position, it sells a security that it does not own at the current market price in anticipation that the market price will go down. To complete a short sale, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security in the open market at the time of closing out the short sale. The price at such time may be more or less than at the time the security was sold. Until the borrowed security is returned, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium to the lender, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements, until the short position is closed.

The net market exposure will fluctuate with market opportunities but will generally be between 10% and 90%. To manage risk the portfolio managers may use controls and techniques to systemically reduce market exposure upon the occurrence of certain trigger events.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund. The Fund may be subject to the following risks directly through investment in individual securities or indirectly through investment in ETFs or derivative instruments.

Convertible Security Risk. Convertible preferred securities, which are convertible into shares of the issuer’s common stock and also bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower. In that case, the price of these convertible securities normally will fall as interest rates rise. Conversely, as rates fall, the price of these convertible securities will rise.

The value of convertible securities is also affected by the credit quality of the issuer and any call provisions. There is the risk that the issuer of the security will not be able to make principal and/or interest payments as well as the risk that the holder of the security may not take advantage of the conversion features in the appropriate time frame.

Derivatives Risk. Risks associated with derivatives may include the risk that the derivative is imperfectly correlated with the security, index or currency to which it relates, the risk that derivatives may not have the intended effects and may result in losses or missed opportunities, the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market and the risk that a counterparty to the derivative is unwilling or unable to meet its obligations. Derivative transactions could also expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. The use of over-the-counter derivatives subjects the Fund to the risk that the counterparty to the derivate may be unwilling or unable to meet its obligations on the investment. The use of certain derivatives may expose the Fund to the underlying market or other reference asset in an amount exceeding the cash investment of the Fund.

Aston Funds	2	Summary Prospectus

Exchange-Traded and Closed-End Fund Risk. The risks of investment in other investment companies typically reflect the types of securities in which those funds invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the underlying fund may trade at a premium or discount to their net asset value per share. There may also not be an active trading market available for shares of some ETFs or closed-end funds. Additionally, trading of ETF and closed-end fund shares may be halted or delisted by the listing exchange. An inverse ETF is a fund that is constructed by using various derivative instruments to profit from a decline in the underlying benchmark. Investing in these ETFs is similar to holding various short positions, or using a combination of advanced investment strategies to profit from falling prices. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

Similarly, short sales of ETFs are subject to the specific risks described under “Short Sale Risk.” In addition, if the Fund sells short shares of ETFs that are financially leveraged, such short sales may be expected to exhibit enhanced volatility in market price as compared to short sales of similar ETFs without a leveraged capital structure.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations in addition to those typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and their prices may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations against, and little public information about, the companies. Trades typically take more time to settle and clear, and the costs of buying and selling foreign securities are generally higher than the costs associated with buying and selling securities traded in U.S. markets.

The values of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of a holding denominated in that currency increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Liquidity Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Non-Diversification Risk. The Fund may invest a larger percentage of its assets in a given security than a diversified fund. As a result, it may be more susceptible to a single adverse economic, political or regulatory occurrence affecting one or more issuers in which a large percentage of its assets is invested and may experience increased volatility due to its investments in those securities.

Portfolio Turnover Risk. Frequent trading of the Fund’s portfolio holdings may result in a higher than average level of capital gains, including short-term capital gains, and will result in greater transaction costs to the Fund. To the extent distributions to shareholders are made from net short-term capital gains (i.e., net capital gain on securities held or treated as held by the Fund for one year or less minus any net capital losses on securities held or treated as held by the Fund for more than one year), the distributions will be taxed at ordinary income rates for federal income tax purposes, rather than at the lower long-term capital gains rates. Greater transaction costs and higher expenses as a result of portfolio turnover may negatively impact the Fund’s performance.

REIT Risk. Securities of REITs may be affected by changes in the values of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. The value of real estate is also affected by general economic conditions. When economic growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity, and may reduce the appeal of real estate investments. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self-liquidations. A REIT’s return may be adversely affected when interest rates are high or rising. Distributions to shareholders attributable to dividends received from REITs generally are taxed as ordinary income for federal income purposes.

Short Sales Risk. Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, dividends or interest the Fund must pay to the lender of the security. Because a loss incurred on a short sale results from increases in the value of the security, losses on a short sale are theoretically unlimited. In addition, the Fund may not be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time when other short sellers of the same security want to close out their positions, it is more likely that the Fund would have to close out its short position at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” may occur. A “short squeeze” occurs when demand is greater than supply for the security sold short. A short squeeze makes it more likely that the Fund will have to cover its short sale at an unfavorable price. If that happens, the Fund will lose some or all of the potential profit from, or even incur a loss on, the short sale. The Fund’s use of short sales may have a leveraging effect on the Fund’s portfolio.

Aston Funds	3	Summary Prospectus

Value Style Risk. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are less than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during a market downturn and when value stocks are out of favor.

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year for the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes have different expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares due to 12b-1 fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s website, www.astonfunds.com, or by calling toll-free 800-992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	03/13	6.75%
Worst quarter:	06/12	(0.76)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2013)

	ASTON/River Road Long-Short Fund(a)
	1 Year	Since Inception
Class N Shares (Inception 5/4/11):
Return Before Taxes	17.95%	10.03%
Return After Taxes on Distributions	16.83%	9.00%
Return After Taxes on Distributions and Sale of Fund Shares	10.25%	7.43%
Russell 3000 Index (Reflects no deduction for taxes, expenses or fees. Index return since inception for Class N shares is computed from April 30, 2011.)	33.55%	14.47%
(a)	Class I shares commenced operations on March 4, 2013, therefore no returns are shown for Class I shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Aston Asset Management, LP serves as investment adviser to the Fund. River Road Asset Management, LLC (“River Road”) serves as subadviser to the Fund. Aston Asset Management, LP will be known as Aston Asset Management, LLC following the purchase of its remaining outstanding equity by its parent company, which is expected to occur during the second quarter of 2014.

Mr. Matthew W. Moran, CFA, a portfolio manager at River Road, serves as the Fund’s Lead Portfolio Manager and Mr. Daniel Johnson, CFA, CPA, a portfolio manager at River Road, serves as the Fund’s Co-Portfolio Manager. Mr. Moran has served as the Fund’s Lead Portfolio Manager since the Fund’s inception in May 2011. Mr. Johnson has served as the Fund’s Co-Portfolio Manager since March 2012.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, RI 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Aston Funds	4	Summary Prospectus

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Aston Funds	5	Summary Prospectus

RRLS314

Aston Funds	6	Summary Prospectus